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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported): December 17, 2003





                             SCHOLASTIC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                   000-19860              13-3385513
 (State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)              File Number)         Identification No.)

          557 BROADWAY, NEW YORK, NEW YORK                     10012
      (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED  December 17, 2003
--------------------------------------------------------------------------------
ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS


           EXHIBIT
           NUMBER       DESCRIPTION OF DOCUMENT
           -------      -----------------------

           99.1         Press release of Scholastic Corporation, dated
                        December 17, 2003.



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 17, 2003, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended November 30, 2003.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SCHOLASTIC CORPORATION
                                           (Registrant)







Date:   December 17, 2003                  /s/Kevin J. McEnery
                                           -------------------
                                             Kevin J. McEnery
                                             Executive Vice President
                                              & Chief Financial Officer


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED  December 17, 2003
EXHIBIT INDEX
--------------------------------------------------------------------------------


           EXHIBIT NUMBER        DESCRIPTION OF DOCUMENT
           --------------        -----------------------

           Exhibit 99.1          Press release of
                                 Scholastic Corporation,
                                 dated December 17, 2003.